UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
Signature
Exhibit Index
Harman International Industries, Incorporated Press Release, dated August 17, 2005

Item 2.02. Results of Operations and Financial Condition.

     On August 17, 2005, Harman International issued a press release announcing its financial results for the fourth quarter and full year ended June 30, 2005.  A copy of the press release is furnished as part of this Current report on Form 8-K as Exhibit 99.1 and incorporated by reference.

Item 7.01. Regulation FD Disclosure.

     See Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

             (c) Exhibits

Exhibit No.	Description
99.1	Harman International Industries, Incorporated press release, dated August 17, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
By:	/s/ Sandra Robinson
Sandra Robinson
Vice President, Financial Operations

Date: August 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Harman International Industries, Inc., press release, dated August 17, 2005.